UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2021

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2021

On the following pages, you will find the 2021 annual report for the Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio (the “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2021, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global equities recorded strong double-digit returns over the 12-month period ended September 30, 2021. Accommodative monetary policy, widespread vaccination distribution, and strong company earnings growth supported equity markets throughout most of the period, but volatility increased recently as the accelerating economic recovery triggered inflationary fears.

Fixed-income market returns were mixed. Low interest rates set the stage for the continued outperformance of risk assets, led by high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds.

The skew of risks around global growth has shifted markedly in recent months: from widespread optimism and upside risks to a more sober assessment of the outlook. We continue to be mindful of a more challenging growth/inflation mix and a less certain outlook for monetary policy.

China’s property market, the US debt ceiling, and soaring energy prices in Europe all cloud the outlook. We’re also concerned that supply-side dislocations stemming from COVID-19 could be more pervasive than expected.

As always, our portfolio teams are focused on balancing the opportunity for long-term growth with managing risk in the short term and responding nimbly to this fast-changing environment. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolio, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Onur Erzan

President and Chief Executive Officer

Sanford C. Bernstein Fund II, Inc.

Investment Objectives and Policies

The Portfolio seeks to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the

(Portfolio Manager Commentary continued on next page)

2021 Annual Report	1

Portfolio Manager Commentary (continued)

present value of all future cash flows, including coupon payments and principal repayments.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 7 shows the Portfolio’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2021. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio outperformed the benchmark and underperformed the Lipper Average. Sector allocation was the largest contributor, relative to the benchmark, due to underweights to US Treasuries and US agency mortgages, exposure to inflation-linked bonds and developed- and emerging-market corporate bonds. Yield-curve positioning also contributed, mostly due to an underweight to the 20-year part of the yield curve. Security selection among investment-grade corporate bonds added, more than offsetting a loss from commercial mortgage-backed securities (“CMBS”). Country allocation within the eurozone detracted. Currency selection was a minor detractor, as short positions in the New Zealand dollar and Canadian dollar detracted and offset contributions from long positions in the Russian ruble and euro.

During the six-month period, the Portfolio outperformed the benchmark and Lipper Average. Sector allocation contributed the most to performance, due to allocations to inflation-linked bonds, an underweight to US agency mortgages and exposure to high-yield corporate bonds. Currency decisions also contributed, primarily from long positions in the Swiss franc and Russian ruble, as well as shorts in the Australian dollar and Swedish krona that exceeded losses from shorts in the New Zealand dollar and euro. Investment-grade corporate bond security selection also added to returns. Yield-curve positioning from underweights on the 10- to 20-year parts of the yield curve detracted. Country allocation was a minor detractor during the period.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps, written swaptions and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Consumer Price Index swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 118%.

Market Review and Investment Strategy

Fixed-income market returns were mixed during the 12-month period ended September 30, 2021, as longer-term treasury yields diverged by region, with government bonds in Asia and Italy advancing while government bonds in the UK, Canada and the US fell the most on rising yields. Low interest rates set the stage for the continued outperformance of risk assets, led by the performance of high-yield emerging-market and developed-market US and European corporate bonds, along with high-yield emerging-market sovereign bonds. Corporate bond returns were higher in Europe than in the US, mostly because of the divergence in government yields and European Central Bank bond purchases. Investment-grade emerging- and developed-market corporate bonds also posted strong relative returns. Emerging-market local-currency bonds outperformed as the US dollar was weaker against most developed-market currencies and was mixed against emerging-market currencies. Securitized assets fell but outperformed the return of US Treasuries. Commodity prices were very strong, with Brent crude oil and copper climbing from pandemic lows.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation

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2021 Annual Report	3

Disclosures and Risks (continued)

index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but

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4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse on effect the value or performance of the Portfolio.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result,

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2021 Annual Report	5

Disclosures and Risks (continued)

whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are discussed in further detail in the Portfolio’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.Bernstein.com or by calling 212.756.4097. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

6	Sanford C. Bernstein Fund II, Inc.

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2021	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio[1]	1.94%	0.02%	3.21%	3.41%	4.62%	5/17/2002
Bloomberg US Aggregate Bond Index	1.88%	-0.90%	2.94%	3.01%	4.37%
Lipper Core Bond Funds Average	1.90%	0.33%	3.09%	3.19%	—

1	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

The current prospectus table shows the total annual operating expense ratio for the Portfolio as 0.52%, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratio to 0.45%. These waivers/reimbursements may not be terminated before January 28, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

Growth of a $25,000 Investment in the Portfolio

The chart illustrates the total value of an assumed $25,000 minimum investment as compared to the performance of the Portfolio’s benchmark and Lipper Average for the 10-year period ended September 30, 2021.

Portfolio Summary—September 30, 2021 (Unaudited)

Security Type Breakdown[1]

1	All data are as of September 30, 2021. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies, Common Stocks and Governments—Sovereign Bonds.

See Disclosures, Risks and Note About Historical Performance on pages 3-6.

2021 Annual Report	7

Expense Example—September 30, 2021 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2021	ENDING ACCOUNT VALUE SEPTEMBER 30, 2021	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$1,019.40	$2.28	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2021

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–38.9%
Malaysia–0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	9,375	$2,259,533

United States–38.7%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	1,300	1,059,702
1.875%, 02/15/2051		32,275	30,696,551
2.00%, 08/15/2051		4,371	4,282,701
2.25%, 08/15/2046–08/15/2049		17,947	18,545,756
2.375%, 11/15/2049		4,905	5,206,198
2.50%, 02/15/2046–05/15/2046		6,259	6,753,523
2.75%, 08/15/2042		190	213,216
2.875%, 05/15/2043–11/15/2046		603	694,977
3.00%, 05/15/2042–02/15/2048		7,025	8,305,632
3.00%, 05/15/2047(a)		1,447	1,711,982
3.125%, 02/15/2043–08/15/2044		330	392,391
3.375%, 05/15/2044		646	800,342
3.50%, 02/15/2039		8,105	10,078,061
3.625%, 08/15/2043–02/15/2044		1,981	2,536,334
3.75%, 11/15/2043		295	384,883
4.375%, 02/15/2038–11/15/2039		11,639	16,071,981
4.50%, 02/15/2036		1,074	1,464,227
4.75%, 02/15/2037		1,525	2,148,105
5.25%, 11/15/2028(b)		2,645	3,356,257
5.375%, 02/15/2031		3,646	4,900,317
U.S. Treasury Notes 0.125%, 08/31/2022–03/31/2023		165,233	165,189,942
0.50%, 02/28/2026		1,957	1,923,266
0.875%, 11/15/2030		3,845	3,646,141
1.25%, 08/15/2031		5,516	5,376,376
1.50%, 02/15/2030		10,851	10,912,037
1.625%, 11/15/2022–05/15/2031		58,607	60,320,713
1.75%, 05/31/2022–11/15/2029		5,105	5,183,507
1.875%, 04/30/2022(b)		2,580	2,607,009
2.125%, 12/31/2022		2,995	3,068,939
2.25%, 02/15/2027		1,975	2,097,203
2.625%, 02/15/2029		8,921	9,721,102
2.75%, 11/15/2023		160	168,250
2.875%, 05/15/2028		2,786	3,071,565

			392,889,186

Total Governments—Treasuries (cost $388,013,173)			395,148,719

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–23.7%

Industrial–14.3%
Basic–1.3%
Alpek SAB de CV 3.25%, 02/25/2031(c)	U.S.$	469	$473,338
4.25%, 09/18/2029(c)		251	268,733
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		500	530,438
Dow Chemical Co. (The) 4.375%, 11/15/2042		87	102,590
GUSAP III LP 4.25%, 01/21/2030(c)		1,190	1,268,837
Industrias Penoles SAB de CV 4.75%, 08/06/2050(c)		463	512,281
Inversiones CMPC SA 3.85%, 01/13/2030(c)		200	210,750
4.375%, 04/04/2027(c)		1,103	1,215,782
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		322	335,242
LYB International Finance BV 4.00%, 07/15/2023		187	198,355
LyondellBasell Industries NV 5.75%, 04/15/2024		996	1,106,646
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(c)		750	817,172
Suzano Austria GmbH 2.50%, 09/15/2028		2,416	2,349,560
3.75%, 01/15/2031		343	351,489
WRKCo, Inc. 4.00%, 03/15/2028		1,732	1,935,527
Yamana Gold, Inc. 2.63%, 08/15/2031(c)		1,768	1,723,040

			13,399,780

Capital Goods–0.6%
Flowserve Corp. 2.80%, 01/15/2032		1,227	1,214,853
Parker-Hannifin Corp. 3.25%, 06/14/2029		743	799,044
Raytheon Technologies Corp. 4.125%, 11/16/2028		2,242	2,552,315
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		270	286,497
4.40%, 03/15/2024		1,145	1,231,253

			6,083,962

Communications—Media–1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		216	241,371
4.80%, 03/01/2050		765	861,719
5.125%, 07/01/2049		467	548,249

2021 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Comcast Corp. 4.15%, 10/15/2028	U.S.$	1,200	$1,380,924
Discovery Communications LLC 4.65%, 05/15/2050		152	176,455
5.20%, 09/20/2047		509	627,704
5.30%, 05/15/2049		222	277,007
Fox Corp. 4.709%, 01/25/2029		700	815,710
5.576%, 01/25/2049		1,138	1,533,831
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		519	604,007
Prosus NV 3.68%, 01/21/2030(c)		639	660,287
4.027%, 08/03/2050(c)		485	452,263
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		1,256	1,266,048
2.39%, 06/03/2030(c)		1,050	1,031,488
3.24%, 06/03/2050(c)		1,022	965,024
Time Warner Cable LLC 4.50%, 09/15/2042		505	547,859
Weibo Corp. 3.375%, 07/08/2030		3,313	3,303,268

			15,293,214

Communications—Telecommunications–0.7%
AT&T, Inc. 3.50%, 09/15/2053		2,518	2,493,223
3.65%, 09/15/2059		1,140	1,128,383
Empresa Nacional de Telecomunicaciones SA 4.75%, 08/01/2026(c)		988	1,080,625
T-Mobile USA, Inc. 2.625%, 04/15/2026–02/15/2029		729	741,498
3.375%, 04/15/2029(c)		171	178,332
3.40%, 10/15/2052(c)		1,542	1,509,711

			7,131,772

Consumer Cyclical—Automotive–0.6%
General Motors Co. 6.125%, 10/01/2025		278	325,835
General Motors Financial Co., Inc. 4.30%, 07/13/2025		275	301,323
5.25%, 03/01/2026		600	685,614
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(c)		2,504	2,655,392
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		2,084	2,291,733

			6,259,897

Consumer Cyclical—Other–0.5%
Las Vegas Sands Corp. 3.90%, 08/08/2029		2,303	2,348,047
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		1,161	1,329,031
MDC Holdings, Inc. 6.00%, 01/15/2043		968	1,213,504

			4,890,582

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical—Retailers–0.6%
Advance Auto Parts, Inc. 3.90%, 04/15/2030	U.S.$	2,086	$2,307,450
InRetail Consumer 3.25%, 03/22/2028(c)		813	809,087
Lowe’s Cos., Inc. 3.65%, 04/05/2029		774	856,400
Ross Stores, Inc. 4.70%, 04/15/2027		1,925	2,211,575

			6,184,512

Consumer Non-Cyclical–1.8%
Ahold Finance USA LLC 6.875%, 05/01/2029		120	158,656
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,842,598
4.80%, 02/14/2029		1,204	1,384,684
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 01/23/2049		1,801	2,438,356
BAT Capital Corp. 2.259%, 03/25/2028		2,706	2,688,167
2.726%, 03/25/2031		1,061	1,045,711
Baxalta, Inc. 3.60%, 06/23/2022		5	5,088
Biogen, Inc. 3.625%, 09/15/2022		11	11,349
Cencosud SA 5.15%, 02/12/2025(c)		1,704	1,870,992
Cigna Corp. 4.375%, 10/15/2028		740	855,218
CVS Health Corp. 4.30%, 03/25/2028		87	99,204
Gilead Sciences, Inc. 4.75%, 03/01/2046		1,570	1,972,077
HCA, Inc. 5.25%, 06/15/2026		20	22,953
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(c)		469	463,348
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,455,018
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		221	241,249
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		1,378	1,484,933

			18,039,601

Energy–3.7%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		2,985	2,835,183
Cenovus Energy, Inc./CA 4.40%, 04/15/2029		2,939	3,293,003
Chevron USA, Inc. 5.25%, 11/15/2043		1,396	1,882,241
ConocoPhillips Co. 6.95%, 04/15/2029		85	113,880

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Devon Energy Corp. 5.60%, 07/15/2041		U.S.$	1,190	$1,492,058
Enbridge Energy Partners LP 7.375%, 10/15/2045			1,713	2,721,152
Energy Transfer LP 3.60%, 02/01/2023			100	103,072
4.75%, 01/15/2026			1,425	1,592,138
6.25%, 04/15/2049			882	1,160,765
Eni SpA 4.25%, 05/09/2029(c)			1,163	1,322,691
Marathon Oil Corp. 6.80%, 03/15/2032			1,800	2,331,432
Marathon Petroleum Corp. 5.125%, 12/15/2026			2,794	3,250,288
6.50%, 03/01/2041			415	571,393
MPLX LP 5.20%, 03/01/2047			2,687	3,261,722
Oleoducto Central SA 4.00%, 07/14/2027(c)			491	502,600
ONEOK Partners LP 6.125%, 02/01/2041			27	34,692
ONEOK, Inc. 4.00%, 07/13/2027			1,720	1,904,453
4.35%, 03/15/2029			1,012	1,140,443
5.20%, 07/15/2048			46	56,049
6.35%, 01/15/2031			263	337,056
Phillips 66 4.30%, 04/01/2022			131	133,548
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029			1,059	1,113,782
4.50%, 12/15/2026			683	763,048
Suncor Energy, Inc. 6.80%, 05/15/2038			1,377	1,964,772
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)			415	419,772
TransCanada PipeLines Ltd. 6.10%, 06/01/2040			2,167	2,950,175
Williams Cos., Inc. (The) 3.50%, 11/15/2030			402	436,821

				37,688,229

Other Industrial–0.2%
Alfa SAB de CV 5.25%, 03/25/2024(c)			915	986,656
CITIC Ltd. 2.85%, 02/25/2030(c)			889	903,335

				1,889,991

Services–0.7%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031			1,972	1,894,146
Booking Holdings, Inc. 4.625%, 04/13/2030			2,166	2,575,916
Expedia Group, Inc. 4.625%, 08/01/2027			1,052	1,192,936
6.25%, 05/01/2025(c)			49	56,480

	Principal Amount (000)			U.S. $ Value
IHS Markit Ltd. 4.25%, 05/01/2029	U.S.$		411	$470,176
4.75%, 08/01/2028			83	97,199
Moody’s Corp. 4.25%, 02/01/2029			374	429,277

				6,716,130

Technology–1.8%
Baidu, Inc. 1.625%, 02/23/2027			719	709,545
3.425%, 04/07/2030			203	214,855
Broadcom, Inc. 3.137%, 11/15/2035			323	320,429
3.187%, 11/15/2036			1,539	1,526,042
4.11%, 09/15/2028			1,113	1,239,726
4.15%, 11/15/2030			1,572	1,743,269
Dell International LLC/EMC Corp. 6.02%, 06/15/2026			918	1,094,862
Fiserv, Inc. 3.50%, 07/01/2029			1,500	1,633,590
Infor, Inc. 1.75%, 07/15/2025(c)			649	657,989
KLA Corp. 4.10%, 03/15/2029			356	405,334
Leidos, Inc. 4.375%, 05/15/2030			1,913	2,165,401
Micron Technology, Inc. 4.185%, 02/15/2027			1,267	1,423,576
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(c)			1,300	1,569,181
Oracle Corp. 2.875%, 03/25/2031			1,479	1,524,139
3.95%, 03/25/2051			1,632	1,728,941
SK Hynix, Inc. 2.375%, 01/19/2031(c)			532	516,434

				18,473,313

Transportation—Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)			819	876,671
4.75%, 10/20/2028(c)			951	1,060,831

				1,937,502

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)			258	274,398
5.875%, 07/05/2034(c)			421	491,801

				766,199

Transportation—Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(c)			380	386,959

				145,141,643

2021 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Financial Institutions–8.9%
Banking–5.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)	U.S.$	269	$298,617
American Express Co. Series B 3.553% (LIBOR 3 Month + 3.43%), 11/15/2021(d)(e)		153	153,239
Banco de Credito del Peru 3.125%, 07/01/2030(c)		1,447	1,423,486
Banco Santander SA 2.749%, 12/03/2030		400	397,312
3.49%, 05/28/2030		200	214,498
5.179%, 11/19/2025		3,400	3,861,992
Bank of America Corp. 2.299%, 07/21/2032		924	910,898
2.687%, 04/22/2032		2,071	2,114,139
Series DD 6.30%, 03/10/2026(d)		335	388,396
Series Z 6.50%, 10/23/2024(d)		524	585,528
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		392	430,408
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		226	306,700
BNP Paribas SA 2.871%, 04/19/2032(c)		1,587	1,621,279
Citigroup, Inc. 3.98%, 03/20/2030		941	1,057,900
4.075%, 04/23/2029		1,397	1,564,794
5.95%, 01/30/2023(d)		481	501,847
Series W 4.00%, 12/10/2025(d)		788	813,957
Citizens Financial Group, Inc. 4.30%, 12/03/2025		2,795	3,100,214
Credit Suisse Group AG 3.091%, 05/14/2032(c)		2,591	2,655,982
4.194%, 04/01/2031(c)		799	893,705
Danske Bank A/S 3.875%, 09/12/2023(c)		1,744	1,845,135
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	973,472
3.961%, 11/26/2025		385	416,439
Discover Bank 4.682%, 08/09/2028		386	411,121
Fifth Third Bancorp 3.50%, 03/15/2022		41	41,487
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		739	732,046
2.615%, 04/22/2032		1,862	1,883,972
3.75%, 02/25/2026		210	230,231
HSBC Holdings PLC 4.041%, 03/13/2028		901	996,984
4.292%, 09/12/2026		466	513,756
6.375%, 03/30/2025(d)		1,539	1,680,896

	Principal Amount (000)		U.S. $ Value

JPMorgan Chase & Co. 2.58%, 04/22/2032	U.S.$	2,363	$2,399,721
2.956%, 05/13/2031		1,256	1,307,898
Series I 3.599% (LIBOR 3 Month + 3.47%), 01/30/2022(d)(e)		820	822,616
Series V 3.451% (LIBOR 3 Month + 3.32%), 01/01/2022(d)(e)		401	402,023
Series Z 3.926% (LIBOR 3 Month + 3.80%), 11/01/2021(d)(e)		673	674,541
Lloyds Banking Group PLC 4.05%, 08/16/2023		250	266,212
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		386	396,970
Morgan Stanley
Series F 3.875%, 04/29/2024		335	361,442
Series G 3.772%, 01/24/2029		2,304	2,550,735
Series H 3.736% (LIBOR 3 Month + 3.61%), 01/15/2022(d)(e)		192	193,336
Natwest Group PLC Series U 2.452% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)		800	795,816
Santander Holdings USA, Inc. 4.40%, 07/13/2027		911	1,023,199
Santander UK Group Holdings PLC 3.373%, 01/05/2024		1,150	1,188,536
Standard Chartered PLC 1.639% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	388,148
4.30%, 02/19/2027(c)		2,220	2,417,647
5.20%, 01/26/2024(c)		723	785,192
7.75%, 04/02/2023(c)(d)		200	215,752
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,603	1,835,756
UBS AG/Stamford CT 7.625%, 08/17/2022		1,584	1,678,422
UBS Group AG 7.00%,01/31/2024–02/19/2025(c)(d)		456	506,423
UniCredit SpA 2.569%, 09/22/2026(c)		1,509	1,532,042
3.127%, 06/03/2032(c)		484	488,956
US Bancorp Series J 5.30%, 04/15/2027(d)		723	826,295
Wells Fargo & Co. 2.188%, 04/30/2026		843	870,431
3.584%, 05/22/2028		559	612,994

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Series BB 3.90%, 03/15/2026(d)		U.S.$	635	$654,723

				58,216,256

Brokerage–0.3%
Charles Schwab Corp. (The)
Series G 5.375%, 06/01/2025(d)			790	877,730
Series I 4.00%, 06/01/2026(d)			1,949	2,031,832

				2,909,562

Finance–1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.50%, 07/15/2025			245	284,330
Air Lease Corp. 2.10%, 09/01/2028			702	682,309
2.875%, 01/15/2026			175	182,581
3.625%, 04/01/2027			76	81,700
Aircastle Ltd. 2.85%, 01/26/2028(c)			2,065	2,093,229
4.125%, 05/01/2024			359	381,818
4.25%, 06/15/2026			128	139,840
5.25%, 08/11/2025(c)			906	1,010,924
Aviation Capital Group LLC 1.95%, 01/30/2026–09/20/2026(c)			1,521	1,513,930
3.50%, 11/01/2027(c)			318	335,118
4.125%, 08/01/2025(c)			10	10,770
4.375%, 01/30/2024(c)			312	333,122
4.875%, 10/01/2025(c)			350	386,127
5.50%, 12/15/2024(c)			879	985,122
CDBL Funding 13.50%, 10/24/2027(c)			1,460	1,541,147
GE Capital European Funding Unlimited Co. 4.625%, 02/22/2027		EUR	150	213,100
GE Capital Funding LLC 4.40%, 05/15/2030		U.S.$	2,430	2,822,907
Synchrony Financial 4.50%, 07/23/2025			1,500	1,655,850

				14,653,924

Insurance–1.1%
Alleghany Corp. 3.625%, 05/15/2030			1,801	1,976,363
Anthem, Inc. 3.30%, 01/15/2023			33	34,231
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)			868	1,118,895
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(c)			11	11,862
MetLife Capital Trust IV 7.875%, 12/15/2037(c)			970	1,351,084
	Principal Amount (000)			U.S. $ Value
MetLife, Inc. 10.75%, 08/01/2039	U.S.$		25	$43,820
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)			377	655,396
Prudential Financial, Inc. 5.20%, 03/15/2044			462	497,860
5.375%, 05/15/2045			139	153,713
5.625%, 06/15/2043			289	307,164
5.875%, 09/15/2042			2,353	2,443,214
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)			1,400	1,609,944
Voya Financial, Inc. 5.65%, 05/15/2053			742	782,150

				10,985,696

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026			351	383,383

REITs–0.3%
Digital Realty Trust LP 3.60%, 07/01/2029			1,584	1,736,207
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023			48	50,291
Vornado Realty LP 3.40%, 06/01/2031			1,500	1,552,575

				3,339,073

				90,487,894

Utility–0.5%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)			487	502,097
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)			1,040	847,795
Engie Energia Chile SA 3.40%, 01/28/2030(c)			981	1,005,709
Entergy Corp. 1.90%, 06/15/2028			2,291	2,265,845

				4,621,446

Other Utility–0.0%
American Water Capital Corp. 3.45%, 06/01/2029			438	481,590

				5,103,036

Total Corporates—Investment Grade (cost $232,989,451)				240,732,573

2021 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.4%
Non-Agency Fixed Rate CMBS–5.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)	U.S.$	740	$680,111
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		211	228,630
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		2,005	2,204,448
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		2,808	3,006,497
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)		2,495	2,566,309
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class B 3.732%, 04/10/2046		1,140	1,180,569
Series 2015-GC27, Class A5 3.137%, 02/10/2048		1,468	1,557,890
Series 2015-GC35, Class A4 3.818%, 11/10/2048		630	690,198
Series 2016-C1, Class A4 3.209%, 05/10/2049		2,409	2,591,918
Series 2016-GC36, Class A5 3.616%, 02/10/2049		705	767,787
Series 2018-B2, Class A4 4.009%, 03/10/2051		1,200	1,354,134
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.908%, 10/15/2045(c)		889	462,673
Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		229	229,599
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		1,925	2,071,156
Series 2015-CR24, Class A5 3.696%, 08/10/2048		730	792,029
Series 2015-CR25, Class A4 3.759%, 08/10/2048		999	1,089,449
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,960	2,095,808
Series 2015-LC21, Class XA 0.82%, 07/10/2048(f)		2,241	48,594
Series 2015-PC1, Class A5 3.902%, 07/10/2050		226	246,798
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4 3.504%, 06/15/2057		675	724,499
Series 2015-C3, Class A4 3.718%, 08/15/2048		1,165	1,261,727
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,641	1,794,084

	Principal Amount (000)		U.S. $ Value

GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.303%, 08/10/2044(c)	U.S.$	28	$13,763
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		1,499	1,499,001
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,532	1,643,042
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(g)(h)		236	235,972
Series 2021-1, Class A2 2.435%, 08/15/2026(g)(h)		481	494,334
Series 2021-1, Class AS 2.638%, 08/15/2026(g)(h)		59	60,508
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.699%, 08/15/2046(c)		472	283,901
Series 2014-C21, Class A5 3.775%, 08/15/2047		1,445	1,549,298
Series 2014-C22, Class XA 0.976%, 09/15/2047(f)		5,584	111,351
Series 2015-C30, Class A5 3.822%, 07/15/2048		725	786,337
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,895	2,052,808
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.187%, 09/15/2050(f)		9,981	444,765
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D 5.752%, 08/15/2046(c)		93	92,402
Series 2012-C6, Class E 5.31%, 05/15/2045(c)		712	529,354
Series 2012-C8, Class AS 3.424%, 10/15/2045(c)		1,897	1,933,906
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		148	66,721
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		948	960,057
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C16, Class A5 3.892%, 06/15/2047		1,345	1,438,254
Series 2014-C19, Class D 3.25%, 12/15/2047(c)		603	599,225
Series 2015-C22, Class A4 3.306%, 04/15/2048		2,000	2,133,288
Series 2015-C25, Class XA 1.199%, 10/15/2048(f)		2,027	67,121
Morgan Stanley Capital I Trust Series 2016-UB12, Class A4 3.596%, 12/15/2049		1,105	1,208,942

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

UBS Commercial Mortgage Trust
Series 2012-C1, Class AS 4.171%, 05/10/2045		U.S.$	1,250	$1,263,746
Series 2018-C10, Class A4 4.313%, 05/15/2051			1,350	1,536,431
Series 2018-C8, Class A4 3.983%, 02/15/2051			1,320	1,477,610
Series 2018-C9, Class A4 4.117%, 03/15/2051			2,100	2,353,595
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045			2,348	2,392,415
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.453%, 11/15/2049			1,030	1,099,162
WF-RBS Commercial Mortgage Trust
Series 2014-C24, Class AS 3.931%, 11/15/2047			356	376,548
Series 2014-C25, Class A5 3.631%, 11/15/2047			2,100	2,259,818

				58,608,582

Non-Agency Floating Rate CMBS–2.6%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.084% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)			792	791,990
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.084% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)			2,435	2,386,116
BBCMS Mortgage Trust Series 2020-BID, Class A 2.224% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)			1,998	2,009,819
BCP Trust Series 2021-330N, Class A 0.883% (LIBOR 1 Month + 0.80%), 06/15/2038(c)(e)			368	365,707
BFLD Trust Series 2021-FPM, Class A 1.684% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)			2,976	2,977,791
BHMS Series 2018-ATLS, Class A 1.334% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)			1,200	1,202,731
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.904% (LIBOR 1 Month + 0.82%), 06/15/2035(c)(e)			900	900,215
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.084% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)			1,042	1,041,652
	Principal Amount (000)			U.S. $ Value

Series 2019-IMC, Class D 1.984% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)	U.S.$		207	$206,182
Series 2019-IMC, Class E 2.234% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)			839	837,051
BX Trust Series 2018-EXCL, Class A 1.172% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)			1,214	1,204,462
CLNY Trust Series 2019-IKPR, Class D 2.109% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)			1,450	1,447,712
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.117% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)			1,272	1,273,391
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.05% (SOFR + 2.00%), 01/25/2051(c)(e)			337	339,375
Great Wolf Trust Series 2019-WOLF, Class A 1.118% (LIBOR 1 Month + 1.03%), 12/15/2036(c)(e)			1,433	1,432,557
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.284% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)			738	739,137
Series 2019-SMP, Class A 1.234% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)			870	869,990
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(h)			1,690	1,747,985
Invitation Homes Trust
Series 2018-SFR2, Class C 1.364% (LIBOR 1 Month + 1.28%), 06/17/2037(c)(e)			510	510,619
Series 2018-SFR3, Class C 1.384% (LIBOR 1 Month + 1.30%), 07/17/2037(c)(e)			1,000	1,001,568
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(h)			348	319,700
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A 0.867% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)			1,465	1,458,726
Series 2019-MILE, Class A 1.584% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)			666	666,005

2021 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Starwood Retail Property Trust Series 2014-STAR, Class A 1.554% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)	U.S.$	1,852	$1,129,514

			26,859,995

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K025, Class A1 1.875%, 04/25/2022		2	2,369

Total Commercial Mortgage-Backed Securities (cost $84,645,038)			85,470,946

MORTGAGE PASS-THROUGHS–7.9%
Agency Fixed Rate 30-Year–7.3%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 10/01/2049–11/01/2049		1,624	1,746,092
Series 2020 3.50%, 01/01/2050		1,843	2,002,545
Federal Home Loan Mortgage Corp. Gold
Series 2005 5.50%, 01/01/2035		24	27,426
Series 2007 5.50%, 07/01/2035		174	198,722
Series 2016 4.00%, 02/01/2046		1,288	1,402,863
Series 2017 4.00%, 07/01/2044		867	950,079
Series 2018 4.50%, 03/01/2048–11/01/2048		2,777	3,045,260
5.00%, 11/01/2048		614	686,079
Federal National Mortgage Association
Series 2003 5.50%, 04/01/2033–07/01/2033		425	483,865
Series 2004 5.50%, 02/01/2034–11/01/2034		392	449,612
Series 2005 5.50%, 02/01/2035		410	469,297
Series 2006 5.50%, 04/01/2036		80	92,865
Series 2007 5.50%, 05/01/2036–08/01/2037		103	118,073
Series 2008 5.50%, 08/01/2037		1	685
Series 2009 5.00%, 12/01/2039		15	16,707
Series 2010 4.00%, 12/01/2040		561	610,525
5.00%, 06/01/2040		14	16,265
Series 2012 3.50%, 02/01/2042–01/01/2043		6,019	6,567,458

	Principal Amount (000)			U.S. $ Value

Series 2013 3.50%, 04/01/2043	U.S.$	2,911		$3,175,488
4.00%, 10/01/2043		1,897		2,081,557
Series 2015 3.00%, 05/01/2045–08/01/2045		1,825		1,934,801
Series 2018 4.50%, 09/01/2048		2,400		2,634,710
Series 2019 3.50%, 08/01/2049–11/01/2049		5,004		5,372,598
Series 2020 3.50%, 01/01/2050		1,796		1,940,449
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		974		1,025,890
Uniform Mortgage-Backed Security
Series 2021 2.00%, 10/01/2051, TBA		8,650		8,667,570
2.50%, 10/01/2051, TBA		28,056		28,913,024

				74,630,505

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association
Series 2016 2.50%, 10/01/2031–12/01/2031		3,587		3,748,926
Series 2017 2.50%, 01/01/2032–02/01/2032		2,038		2,130,284

				5,879,210

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2005 5.50%, 03/01/2025		34		38,531

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006 2.72% (LIBOR 12 Month + 2.18%), 12/01/2036(e)		0	**	137
Series 2007 2.475% (LIBOR 12 Month + 2.10%), 03/01/2037(e)		1		598
Federal National Mortgage Association
Series 2007 1.835% (LIBOR 12 Month + 1.46%), 02/01/2037(e)		1		1,096
2.156% (LIBOR 12 Month + 1.80%), 03/01/2037(e)		1		795

				2,626

Total Mortgage Pass-Throughs (cost $78,957,807)				80,550,872

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–5.7%
Risk Share Floating Rate–3.4%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B 1.936% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)	U.S.$	475	$476,176
Series 2019-1A, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		1,425	1,425,000
Series 2019-3A, Class M1B 1.686% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		915	917,366
Series 2019-3A, Class M1C 2.036% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		300	300,000
Series 2020-2A, Class M1B 3.286% (LIBOR 1 Month + 3.20%), 08/26/2030(c)(e)		430	433,901
Series 2020-3A, Class M1B 2.936% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		292	296,683
Series 2021-1A, Class M1C 3.00% (SOFR + 2.95%), 03/25/2031(c)(e)		1,036	1,080,330
Series 2021-2A, Class M1B 1.55% (SOFR + 1.50%), 06/25/2031(c)(e)		1,892	1,895,221
Series 2021-3A, Class A2 1.05% (SOFR + 1.00%), 09/25/2031(c)(e)		1,894	1,902,203
Eagle Re Ltd.
Series 2018-1, Class M2 3.086% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(e)		217	218,960
Series 2020-1, Class M1A 0.986% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)		1,700	1,693,304
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 3.386% (LIBOR 1 Month + 3.30%), 10/25/2027(e)		714	727,311
Series 2016-DNA4, Class M3 3.886% (LIBOR 1 Month + 3.80%), 03/25/2029(e)		485	501,284
Series 2017-DNA2, Class M2 3.536% (LIBOR 1 Month + 3.45%), 10/25/2029(e)		490	507,870
Series 2017-DNA3, Class M2 2.586% (LIBOR 1 Month + 2.50%), 03/25/2030(e)		970	994,820
Series 2017-HQA2, Class M2B 2.736% (LIBOR 1 Month + 2.65%), 12/25/2029(e)		1,320	1,349,640
	Principal Amount (000)		U.S. $ Value

Series 2020-DNA5, Class M2 2.85% (SOFR + 2.80%), 10/25/2050(c)(e)	U.S.$	1,409	$1,426,079
Series 2021-DNA3, Class M2 2.15% (SOFR + 2.10%), 10/25/2033(c)(e)		779	794,827
Series 2021-DNA5, Class M2 1.70% (SOFR + 1.65%), 01/25/2034(c)(e)		751	756,531
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C02, Class 2M2 4.086% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		43	42,981
Series 2015-C03, Class 2M2 5.086% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		85	86,076
Series 2015-C04, Class 1M2 5.786% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		165	174,045
Series 2016-C05, Class 2M2 4.536% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		1,311	1,360,117
Series 2016-C06, Class 1M2 4.336% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		347	359,489
Series 2017-C01, Class 1M2 3.636% (LIBOR 1 Month + 3.55%), 07/25/2029(e)		781	804,009
Series 2017-C02, Class 2M2C 3.736% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		1,486	1,547,855
Home Re Ltd.
Series 2020-1, Class M1B 3.336% (LIBOR 1 Month + 3.25%), 10/25/2030(c)(e)		1,250	1,261,082
Series 2021-2, Class M1B 1.65% (SOFR + 1.60%), 01/25/2034(c)(e)		1,162	1,162,741
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(h)		67	65,139
Mortgage Insurance-Linked Notes Series 2021-3, Class M1A 1.95% (SOFR + 1.90%), 02/25/2034(c)(e)		1,282	1,286,462
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.087% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		194	193,921
Series 2019-2R, Class A 2.837% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		1,120	1,109,149

2021 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Series 2019-3R, Class A 2.787% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)	U.S.$	109	$109,183
Series 2020-1R, Class A 2.437% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(h)		411	412,065
Radnor Re Ltd.
Series 2019-1, Class M1B 2.036% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		909	912,426
Series 2019-2, Class M1B 1.836% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		1,076	1,078,433
Series 2020-1, Class M1A 1.036% (LIBOR 1 Month + 0.95%), 01/25/2030(c)(e)		536	534,172
Series 2020-2, Class M1C 4.686% (LIBOR 1 Month + 4.60%), 10/25/2030(c)(e)		910	914,685
Triangle Re Ltd.
Series 2020-1, Class M1B 3.986% (LIBOR 1 Month + 3.90%), 10/25/2030(c)(e)		2,593	2,603,063
Series 2021-1, Class M1A 1.786% (LIBOR 1 Month + 1.70%), 08/25/2033(c)(e)		325	325,099
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.336% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(h)		255	245,724
Series 2015-WF1, Class 2M2 5.586% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(h)		66	64,845

			34,350,267

Non-Agency Fixed Rate–1.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		75	65,860
Series 2006-24CB, Class A16 5.75%, 08/25/2036		427	326,015
Series 2006-28CB, Class A14 6.25%, 10/25/2036		319	232,461
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		193	173,346
Bayview MSR Opportunity Master Fund Trust Series 2021-2 , Class A2 2.50%, 06/25/2051(c)		738	749,486
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(c)		1,848	1,875,930
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		81	51,479
	Principal Amount (000)		U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036	U.S.$	320	$210,278
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(c)		1,625	1,643,445
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(c)		1,545	1,567,313
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(c)		2,306	2,345,532
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(c)		1,979	2,006,923

			11,248,068

Agency Floating Rate–0.6%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS 6.016% (LIBOR 1 Month + 6.10%), 12/15/2044(e)(i)		1,836	389,144
Series 4693, Class SL 6.066% (LIBOR 1 Month + 6.15%), 06/15/2047(e)(i)		1,925	448,255
Series 4954, Class SL 5.964% (LIBOR 1 Month + 6.05%), 02/25/2050(e)(i)		3,071	563,455
Series 4981, Class HS 6.014% (LIBOR 1 Month + 6.10%), 06/25/2050(e)(i)		6,835	1,281,303
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.454% (LIBOR 1 Month + 6.54%), 12/25/2041(e)(i)		1,024	215,352
Series 2016-106, Class ES 5.914% (LIBOR 1 Month + 6.00%), 01/25/2047(e)(i)		1,812	359,943
Series 2017-73, Class SA 6.064% (LIBOR 1 Month + 6.15%), 09/25/2047(e)(i)		2,297	547,076
Series 2017-97, Class LS 6.114% (LIBOR 1 Month + 6.20%), 12/25/2047(e)(i)		1,780	443,437
Series 2017-97, Class SW 6.114% (LIBOR 1 Month + 6.20%), 12/25/2047(e)(i)		1,634	369,364
Government National Mortgage Association
Series 2017-134, Class SE 6.113% (LIBOR 1 Month + 6.20%), 09/20/2047(e)(i)		1,303	215,509

18	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2017-43, Class ST 6.013% (LIBOR 1 Month + 6.10%), 03/20/2047(e)(i)	U.S.$	2,309	$470,580
Series 2017-65, Class ST 6.063% (LIBOR 1 Month + 6.15%), 04/20/2047(e)(i)		2,073	448,634

			5,752,052

Agency Fixed Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4973, Class BI 4.50%, 05/25/2050(f)		7,448	1,444,913
Series 5015, Class BI 4.00%, 09/25/2050(f)		4,163	744,915
Series 5034, Class BI 4.50%, 11/25/2050(f)		5,414	966,813
Series 5049, Class CI 3.50%, 12/25/2050(f)		4,561	612,284
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.624%, 05/28/2035		323	313,007
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(f)		8,864	1,330,882

			5,412,814

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.466% (LIBOR 1 Month + 0.38%), 12/25/2036(e)		942	438,802
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.586% (LIBOR 1 Month + 0.50%), 03/25/2035(e)		213	195,920
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.186% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		262	266,031

			900,753

Total Collateralized Mortgage Obligations (cost $57,791,655)			57,663,954

ASSET-BACKED SECURITIES–2.8%
Other ABS—Fixed Rate–1.4%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)(g)		2,106	2,134,981
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(c)		1,132	1,137,714

	Principal Amount (000)		U.S. $ Value

Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	U.S.$	889	$891,013
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(c)		935	923,878
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		1,065	1,095,127
FREED ABS Trust Series 2021-2, Class C 1.94%, 06/19/2028(c)		1,760	1,767,046
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)(g)		723	725,569
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		790	883,646
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		486	514,825
Marlette Funding Trust Series 2019-3A, Class A 2.69%, 09/17/2029(c)		19	19,393
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		777	800,227
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(c)		620	621,217
Series 2021-CA, Class B 2.53%, 04/20/2062(c)		907	901,664
SoFi Consumer Loan Program Trust Series 2019-3, Class A 2.90%, 05/25/2028(c)		37	36,677
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)		504	506,278
Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,360	1,354,280

			14,313,535

Autos—Fixed Rate–1.1%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,700	1,791,853
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,680	1,800,198
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		905	904,524
CPS Auto Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,350	1,343,049
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		939	938,686

2021 Annual Report	19

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 03/17/2025(c)	U.S.$	1,700	$1,711,603
Series 2020-1A, Class A 1.49%, 01/15/2025(c)		266	267,039
Flagship Credit Auto Trust Series 2016-4, Class D 3.89%, 11/15/2022(c)		278	278,058
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,390	1,389,685

			10,424,695

Credit Cards—Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(c)		1,021	1,031,859
Chase Issuance Trust Series 2012-A7, Class A7 2.16%, 09/15/2024		200	203,776
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)		400	398,273
World Financial Network Credit Card Master Trust Series 2019-B, Class M 3.04%, 04/15/2026		1,600	1,626,053

			3,259,961

Home Equity Loans—Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.211% (LIBOR 1 Month + 1.13%), 12/25/2032(e)		63	63,057
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.686% (LIBOR 1 Month + 0.60%), 04/25/2034(e)		48	47,231

			110,288

Total Asset-Backed Securities (cost $27,716,918)			28,108,479

COLLATERALIZED LOAN OBLIGATIONS–2.6%
CLO—Floating Rate–2.6%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.347% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,472	1,473,485

	Principal Amount (000)		U.S. $ Value

Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.084% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)	U.S.$	1,260	$1,262,010
Series 2020-78A, Class D 3.134% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		400	400,722
Elevation CLO Ltd. Series 2020-11A, Class C 2.326% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		1,080	1,054,188
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.269% (LIBOR 3 Month + 1.13%), 07/20/2034(c)(e)		1,500	1,501,364
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.261% (LIBOR 3 Month + 1.11%), 07/19/2034(c)(e)		1,130	1,131,053
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.204% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,491	1,491,926
Kayne CLO 11 Ltd. Series 2021-11A, Class D 3.066% (LIBOR 3 Month + 2.90%), 04/15/2034(c)(e)		950	950,403
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.134% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		570	571,067
Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.20% (LIBOR 3 Month + 3.05%), 07/19/2034(c)(e)		889	888,898
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.247% (LIBOR 3 Month + 1.12%), 07/25/2034(c)(e)		2,847	2,847,103
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.242% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,729	1,729,974
New Mountain CLO Ltd. Series CLO-3A, Class D 3.481% (LIBOR 3 Month + 3.35%), 10/20/2034(c)(e)		250	250,002
OCP CLO Ltd. Series 2020-18A, Class AR 1.224% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,954	1,956,665
Pikes Peak CLO 8 Series 2021-8A, Class A 1.322% (LIBOR 3 Month + 1.17%), 07/20/2034(c)(e)		1,907	1,908,238

20	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Regatta XX Funding Ltd. Series 2021-2A, Class A 1.244% (LIBOR 3 Month + 1.16%), 10/15/2034(c)(e)	U.S.$	2,924	$2,924,276
Rockford Tower CLO Ltd. Series 2021-1A, Class D 3.083% (LIBOR 3 Month + 3.00%), 07/20/2034(c)(e)		1,883	1,882,805
Series 2021-2A, Class A1 1.273% (LIBOR 3 Month + 1.16%), 07/20/2034(c)(e)		1,310	1,310,574
Voya CLO Ltd. Series 2019-1A, Class DR 2.976% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		480	478,856

Total Collateralized Loan Obligations (cost $26,023,807)			26,013,609

INFLATION-LINKED SECURITIES–2.5%
Canada–0.5%
Canadian Government Real Return Bond 1.50%, 12/01/2044	CAD	4,577	4,626,409

United States–2.0%
U.S. Treasury Inflation Index 0.375%, 01/15/2027 (TIPS)	U.S.$	18,664	20,600,689

Total Inflation-Linked Securities (cost $25,506,995)			25,227,098

CORPORATES—NON-INVESTMENT GRADE–2.4%

Industrial–1.8%
Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(c)		1,463	1,461,947
GFL Environmental, Inc. 3.50%, 09/01/2028(c)		1,435	1,443,495

			2,905,442

Communications—Media–0.5%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030–06/01/2033(c)		1,591	1,624,868
Netflix, Inc. 5.875%, 11/15/2028		1,911	2,341,491
Sirius XM Radio, Inc. 4.00%, 07/15/2028(c)		1,407	1,431,932

			5,398,291

Communications—Telecommunications–0.1%
Lumen Technologies, Inc. 4.50%, 01/15/2029(c)		1,401	1,358,073

Principal Amount (000)			U.S. $ Value
Consumer Cyclical—Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,545	$1,561,176
Mattel, Inc. 3.375%, 04/01/2026(c)		796	820,851
3.75%, 04/01/2029(c)		796	829,878

			3,211,905

Consumer Cyclical—Retailers–0.1%
Levi Strauss & Co. 3.50%, 03/01/2031(c)		951	960,681

Consumer Non-Cyclical–0.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)		959	955,106
Jazz Securities DAC 4.375%, 01/15/2029(c)		571	591,842
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(c)		1,540	1,539,422
Newell Brands, Inc. 4.70%, 04/01/2026		667	735,141
4.875%, 06/01/2025		164	181,040

			4,002,551

Energy–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		491	489,925

			18,326,868

Financial Institutions–0.4%
Banking–0.4%
Credit Suisse Group AG 6.375%, 08/21/2026(c)(d)		355	389,840
7.50%, 07/17/2023–12/11/2023(c)(d)		3,124	3,352,352
Intesa Sanpaolo SpA 5.017%, 06/26/2024(c)		757	818,249

			4,560,441

Utility–0.2%
Electric–0.2%
Vistra Operations Co. LLC 4.375%, 05/01/2029(c)		1,517	1,527,907

Total Corporates—Non-Investment Grade (cost $24,049,173)			24,415,216

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–1.0%
United States–1.0%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		1,000	1,012,863

2021 Annual Report	21

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027	U.S.$	1,634	$1,660,296
State of California Series 2010 5.70%, 11/01/2021		1,255	1,260,277
7.625%, 03/01/2040		2,040	3,392,874
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		1,210	1,241,857
University of California Series 2021-B 3.071%, 05/15/2051		2,070	2,097,667

Total Local Governments—US Municipal Bonds (cost $9,285,773)			10,665,834

EMERGING MARKETS—CORPORATE BONDS–0.6%

Industrial–0.6%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(c)		698	688,402
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		397	386,033

			1,074,435

Capital Goods–0.2%
Cemex SAB de CV 3.875%, 07/11/2031(c)		1,525	1,522,102
Embraer Netherlands Finance BV 5.40%, 02/01/2027		1,025	1,092,266
6.95%, 01/17/2028(c)		537	607,911
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		417	6,872

			3,229,151

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		645	638,873

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		730	696,466

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(c)		525	540,520

			6,179,445

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		117	120,321

	Principal Amount (000)		U.S. $ Value

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(j)	U.S.$	352	$27,388

Total Emerging Markets—Corporate Bonds (cost $6,896,210)			6,327,154

QUASI-SOVEREIGNS–0.5%

Quasi-Sovereign Bonds–0.5%
Indonesia–0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)		591	641,265
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(c)		447	518,883

			1,160,148

Mexico–0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		1,685	1,653,196
Petroleos Mexicanos 6.75%, 09/21/2047		996	862,884
6.84%, 01/23/2030		40	41,116

			2,557,196

Peru–0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(c)		1,473	1,450,905

Total Quasi-Sovereigns (cost $5,111,175)			5,168,249

EMERGING MARKETS—SOVEREIGNS–0.4%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(c)		1,919	1,957,740

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(c)		1,897	1,731,012

Oman–0.1%
Oman Government International Bond 4.875%, 02/01/2025(c)		345	357,787
6.25%, 01/25/2031(c)		469	500,657

			858,444

Total Emerging Markets—Sovereigns (cost $4,590,625)			4,547,196

22	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Bank 2.50%, 02/13/2024	U.S.$	1,465	$1,539,043
Federal National Mortgage Association 6.25%, 05/15/2029		355	477,908
6.625%, 11/15/2030		260	370,786

Total Agencies (cost $2,246,791)			2,387,737

	Shares

COMMON STOCKS–0.2%

Financials–0.2%
Insurance–0.2%
Mt Logan Re Ltd. (Preference Shares)(g)(k)(l)(m) (cost $2,266,850)		2,267	2,354,087

	Principal Amount (000)

GOVERNMENTS—SOVEREIGN BONDS–0.2%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	696	650,673

Qatar–0.0%
Qatar Government International Bond 3.40%, 04/16/2025(c)		565	609,423

	Principal Amount (000)		U.S. $ Value
Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(c)	U.S.$	1,022	$1,085,875

Total Governments—Sovereign Bonds (cost $2,277,989)			2,345,971

SHORT-TERM INVESTMENTS–6.1%
U.S. Treasury Bills–5.7%
U.S. Treasury Bill Zero Coupon, 10/28/2021–05/19/2022 (cost $57,514,414)		57,519	57,513,222

		Shares
Investment Companies–0.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.01%(n)(o)(p) (cost $3,937,997)		3,937,997	3,937,997

Total Short-Term Investments (cost $61,452,411)			61,451,219

Total Investments—104.1% (cost $1,039,821,841)			1,058,578,913

Other assets less liabilities—(4.1)%			(41,593,941)

Net Assets—100.0%			$1,016,984,972

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

U.S. 10 Yr Ultra Futures	82	December 2021	$11,910,500	$(194,333)

U.S. T-Note 2 Yr (CBT) Futures	74	December 2021	16,284,047	(9,342)

U.S. T-Note 5 Yr (CBT) Futures	102	December 2021	12,519,703	(95,147)

U.S. Ultra Bond (CBT) Futures	76	December 2021	14,520,750	(436,193)

				$(735,015)

2021 Annual Report	23

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	CAD	31,521	USD	24,751	11/19/2021	$(133,249)

Citibank, NA	AUD	28,115	USD	20,261	11/09/2021	(67,633)

Deutsche Bank AG	USD	10,311	RUB	759,800	12/15/2021	4,420

Goldman Sachs Bank USA	MYR	10,195	USD	2,452	12/22/2021	27,255

Societe Generale	SEK	81,046	USD	9,417	10/13/2021	158,743

State Street Bank & Trust Co.	SEK	507	USD	58	10/13/2021	271

						$(10,193)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
USD	12,450	09/07/2026	CPI#	2.670%	Maturity	$(75,573)	$—	$(75,573)
USD	12,450	09/07/2031	2.519%	CPI#	Maturity	127,527	—	127,527

						$51,954	$—	$51,954

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
SEK	307,100	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	$(414,899)	$202	$(415,101)
USD	4,950	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(147,234)	—	(147,234)
CAD	5,280	03/04/2051	2.333%	3 Month CDOR	Semi-Annual	39,799	—	39,799

						$(522,334)	$202	$(522,536)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	1,980	$152,064	$132,666	$19,398
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,608	123,495	115,436	8,059
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	400	30,720	26,078	4,642
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	400	30,720	26,078	4,642
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	380	29,184	25,329	3,855

24	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	5.16%	USD	804	$61,748	$61,302	$446
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	133	10,214	26,387	(16,173)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	133	10,214	26,407	(16,193)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,254	96,308	243,762	(147,454)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,248	95,846	250,994	(155,148)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	3,130	240,384	613,958	(373,574)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	6,261	480,844	1,251,276	(770,432)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	997	76,570	170,616	(94,046)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	663	50,918	131,966	(81,048)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	532	40,858	101,840	(60,982)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	5.16	USD	1,063	81,640	214,081	(132,441)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	7	(1,988)	(1,081)	(907)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	10	(2,840)	(1,235)	(1,605)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	25	(7,100)	(2,439)	(4,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	35	(9,940)	(4,048)	(5,892)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	42	(11,929)	(5,470)	(6,459)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	44	(12,496)	(5,597)	(6,899)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	49	(13,916)	(7,004)	(6,912)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	43	(12,212)	(5,233)	(6,979)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	50	(14,200)	(6,285)	(7,915)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	50	(14,200)	(6,085)	(8,115)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	71	(20,164)	(8,640)	(11,524)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	72	(20,448)	(7,906)	(12,542)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	102	(28,968)	(11,200)	(17,768)

2021 Annual Report	25

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	116	$(32,944)	$(13,417)	$(19,527)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	509	(144,556)	(60,550)	(84,006)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	636	(180,624)	(48,312)	(132,312)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	5	(1,420)	(599)	(821)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	165	(46,860)	(19,635)	(27,225)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	251	(71,284)	(19,523)	(51,761)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	240	(68,160)	(15,916)	(52,244)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	417	(118,428)	(59,336)	(59,092)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	324	(92,016)	(25,737)	(66,279)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	388	(110,192)	(22,164)	(88,028)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,200	(340,800)	(115,953)	(224,847)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	45	(12,780)	(5,059)	(7,721)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	2.00	Monthly	10.00	USD	1,460	(152,229)	(27,393)	(124,836)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	28	(7,952)	(4,079)	(3,873)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	31	(8,804)	(3,813)	(4,991)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	45	(12,780)	(4,263)	(8,517)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	45	(12,780)	(3,940)	(8,840)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	322	(91,448)	(50,479)	(40,969)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	325	(92,300)	(47,918)	(44,382)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	278	(78,952)	(33,600)	(45,352)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	268	(76,112)	(22,212)	(53,900)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	448	(127,232)	(71,242)	(55,990)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	610	(173,240)	(66,924)	(106,316)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	610	(173,240)	(66,898)	(106,342)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	950	(269,800)	(69,659)	(200,141)

26	Sanford C. Bernstein Fund II, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	10.00%	USD	56	$(15,904)	$(5,240)	$(10,664)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	59	(16,756)	(5,522)	(11,234)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	138	(39,192)	(16,891)	(22,301)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	239	(67,876)	(22,303)	(45,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	338	(95,992)	(40,109)	(55,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	975	(276,900)	(114,686)	(162,214)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	369	(104,796)	(24,958)	(79,838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	10.00	USD	1,200	(340,800)	(153,318)	(187,482)

						$(2,013,823)	$2,084,305	$(4,098,128)

*	Termination date
**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2021, the aggregate market value of these securities amounted to $221,808,894 or 21.8% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2021.
(f)	IO—Interest Only.
(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(h)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.37% of net assets as of September 30, 2021, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$236,049	$235,972	0.02%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	494,436	494,334	0.05%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	60,593	60,508	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,807,419	1,747,985	0.17%
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CH1, Class M2 4.336%, 11/25/2024	11/06/2015	67,035	65,139	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.034%, 11/15/2026	11/16/2015	347,013	319,700	0.03%

2021 Annual Report	27

Schedule of Investments (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.437%, 02/27/2023	02/11/2020	$410,697	$412,065	0.04%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	117,000	120,321	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.336%, 11/25/2025	09/28/2015	256,082	245,724	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.586%, 11/25/2025	09/28/2015	65,531	64,845	0.01%

(i)	Inverse interest only security.
(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.
(k)	Fair valued by the Adviser.
(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$ 2,266,850	$2,354,087	0.23%

(m)	Non-income producing security.
(n)	Affiliated investments.
(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

MYR—Malaysian Ringgit

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

28	Sanford C. Bernstein Fund II, Inc.

Statement of Assets and Liabilities—September 30, 2021

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $1,035,883,844)	$1,054,640,916

Affiliated issuers (cost $3,937,997)	3,937,997

Foreign currencies, at value (cost $217,214)	217,264

Cash	260,394

Cash collateral due from broker	1,104,133

Receivables:

Unaffiliated interest and dividends	4,712,585

Affiliated dividends	96

Investment securities sold	24,269,035

Capital shares sold	18,395

Variation margin on futures	16,115

Variation margin on centrally cleared swaps	16,304

Market value on credit default swaps (net premiums paid $3,418,176)	1,611,727

Unrealized appreciation of forward currency exchange contracts	190,689

Total assets	1,090,995,650

LIABILITIES

Cash collateral due to broker	1,333,000

Payables:

Dividends to shareholders	422,928

Investment securities purchased	67,677,940

Advisory fee	324,086

Capital shares redeemed	66,477

Foreign capital gains taxes	40,619

Administrative fee	24,990

Transfer Agent fee	4,632

Directors’ fees payable	451

Accrued expenses and other liabilities	289,123

Market value on credit default swaps (net premiums received $1,333,871)	3,625,550

Unrealized depreciation of forward currency exchange contracts	200,882

Total liabilities	74,010,678

NET ASSETS	$1,016,984,972

SHARES OF CAPITAL STOCK OUTSTANDING	65,607,382

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.50

NET ASSETS CONSIST OF:

Capital stock, at par*	$65,607

Additional paid-in capital	989,611,624

Distributable earnings	27,307,741

$1,016,984,972

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2021 Annual Report	29

Statement of Operations—for the year ended September 30, 2021

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$22,793,665

Dividends

Unaffiliated issuers	15,846

Affiliated issuers	1,918

Total income	22,811,429

Expenses:

Advisory fee (see Note 2A)	4,335,894

Custody and accounting fees	221,504

Transfer Agent fee	18,641

Auditing and tax fees	113,979

Administrative	96,708

Registration fees	46,399

Legal fees	36,611

Directors’ fees and expenses	31,631

Printing fees	28,646

Miscellaneous	38,074

Total expenses	4,968,087

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(637,919)

Net expenses	4,330,168

Net investment income	18,481,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	16,433,639

Forward currency exchange contracts	(257,113)

Futures	1,105,338

Swaps	(5,404,465)

Swaptions written	(93,722)

Foreign currency transactions	1,803,680

Net realized gain on investment and foreign currency transactions	13,587,357

Net change in unrealized appreciation/depreciation of:

Investments (b)	(31,241,216)

Forward currency exchange contracts	(481,970)

Futures	(832,030)

Swaps	909,491

Foreign currency denominated assets and liabilities and other assets	(9,079)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(31,654,804)

Net realized and unrealized loss on investment and foreign currency transactions	(18,067,447)

Net increase in net assets resulting from operations	$413,814

(a) Net of foreign realized capital gains taxes of $25,795.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $39,704.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund II, Inc.

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$18,481,261	$22,388,379

Net realized gain on investment and foreign currency transactions	13,587,357	17,432,039

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(31,654,804)	15,698,963

Net increase in net assets resulting from operations	413,814	55,519,381

Distributions to shareholders	(32,340,013)	(26,747,327)

Capital-share transactions:

Net proceeds from sales of shares	263,341,628	166,228,664

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	29,479,217	23,911,378

Total proceeds from shares sold	292,820,845	190,140,042

Cost of shares redeemed	(149,417,820)	(199,977,481)

Net increase (decrease) in net assets from capital-share transactions	143,403,025	(9,837,439)

Net increase in net assets	111,476,826	18,934,615

NET ASSETS:

Beginning of period	905,508,146	886,573,531

End of period	$1,016,984,972	$905,508,146

See Notes to Financial Statements.

2021 Annual Report	31

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$16.04	$15.46	$14.55	$15.08	$15.57

Income from investment operations

Investment income, net (a)(b)	0.30	0.40	0.44	0.36	0.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.29)	0.65	0.95	(0.51)	(0.27)

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	0.01	1.05	1.39	(0.15)	0.11

Less: Dividends and Distributions

Dividends from net investment income	(0.33)	(0.44)	(0.48)	(0.38)	(0.41)

Dividends from net realized gain on investment transactions	(0.22)	(0.03)	0	0	(0.19)

Total dividends and distributions	(0.55)	(0.47)	(0.48)	(0.38)	(0.60)

Net asset value, end of period	$15.50	$16.04	$15.46	$14.55	$15.08

Total return (d)	0.02%	6.96%	9.70%	(0.98)%	0.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,016,985	$905,508	$886,574	$734,175	$689,279

Average net assets (000 omitted)	$963,532	$879,658	$816,533	$702,953	$622,162

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	0.45%	0.45%	0.45%	0.45%

Expenses, before waivers/reimbursements	0.52%	0.52%	0.52%	0.55%	0.59%

Net investment income (b)	1.92%	2.55%	2.98%	2.47%	2.50%

Portfolio turnover rate (e)	118%	86%	70%	189%	229%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund II, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2021 Annual Report	33

Notes to Financial Statements (continued)

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

34	Sanford C. Bernstein Fund II, Inc.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2021:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Governments—Treasuries	$0	$395,148,719	$0	$395,148,719

Corporates—Investment Grade	0	240,732,573	0	240,732,573

Commercial Mortgage-Backed Securities	0	84,680,132	790,814	85,470,946

Mortgage Pass-Throughs	0	80,550,872	0	80,550,872

Collateralized Mortgage Obligations	0	57,663,954	0	57,663,954

Asset-Backed Securities	0	25,247,929	2,860,550	28,108,479

Collateralized Loan Obligations	0	26,013,609	0	26,013,609

Inflation-Linked Securities	0	25,227,098	0	25,227,098

Corporates—Non-Investment Grade	0	24,415,216	0	24,415,216

Local Governments—US Municipal Bonds	0	10,665,834	0	10,665,834

Emerging Markets—Corporate Bonds	0	6,327,154	0	6,327,154

Quasi-Sovereigns	0	5,168,249	0	5,168,249

Emerging Markets—Sovereigns	0	4,547,196	0	4,547,196

Agencies	0	2,387,737	0	2,387,737

Common Stocks	0	0	2,354,087	2,354,087

Governments—Sovereign Bonds	0	2,345,971	0	2,345,971

Short-Term Investments:

U.S. Treasury Bills	0	57,513,222	0	57,513,222

Investment Companies	3,937,997	0	0	3,937,997

Total Investments in Securities	3,937,997	1,048,635,465	6,005,451	1,058,578,913

Other Financial Instruments (a):

Assets:

Forward Currency Exchange Contracts	0	190,689	0	190,689

Centrally Cleared Inflation (CPI) Swaps	0	127,527	0	127,527	(b)

Centrally Cleared Interest Rate Swaps	0	39,799	0	39,799	(b)

Credit Default Swaps	0	1,611,727	0	1,611,727

Liabilities:

Futures	(735,015)	0	0	(735,015	)(b)

Forward Currency Exchange Contracts	0	(200,882)	0	(200,882)

Centrally Cleared Inflation (CPI) Swaps	0	(75,573)	0	(75,573	)(b)

Centrally Cleared Interest Rate Swaps	0	(562,133)	0	(562,133	)(b)

Credit Default Swaps	0	(3,625,550)	0	(3,625,550)

Total	$3,202,982	$1,046,141,069	$6,005,451	$1,055,349,502

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2021 Annual Report	35

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

36	Sanford C. Bernstein Fund II, Inc.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $3 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2022 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2021, the aggregate amount of such fee waiver was $630,671.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolio in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2021, such waiver amounted to $7,248.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2021 is as follows:

PORTFOLIO	MARKET VALUE 9/30/20 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/21 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$8,025	$780,222	$784,309	$3,938	$2

2021 Annual Report	37

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2021, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES

Investment securities (excluding U.S. government securities)	$323,864,270	$319,288,497

U.S. government securities	958,366,733	790,202,428

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,040,298,884

Gross unrealized appreciation	$26,713,483

Gross unrealized depreciation	(12,042,621)

Net unrealized appreciation	$14,670,862

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

38	Sanford C. Bernstein Fund II, Inc.

During the year ended September 30, 2021, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2021, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolio’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2021, the Portfolio held written swaptions for hedging and non-hedging purposes.

2021 Annual Report	39

Notes to Financial Statements (continued)

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

40	Sanford C. Bernstein Fund II, Inc.

During the year ended September 30, 2021, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2021, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2021, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

2021 Annual Report	41

Notes to Financial Statements (continued)

During the year ended September 30, 2021, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$735,015	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$167,326	*	Receivable/Payable for variation margin on centrally cleared swaps	637,908	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	190,689		Unrealized depreciation on forward currency exchange contracts	200,882

Credit contracts	Market value on credit default swaps	1,611,727		Market value on credit default swaps	3,625,550

Total		$1,969,742			$5,199,355

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,105,338	$(832,030)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(257,113)	(481,970)

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	(93,722)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,447,902)	(115,034)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,956,563)	1,024,525

Total		$(4,649,962)	$(404,509)

42	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2021:

Futures:

Average notional amount of buy contracts	$211,952,396

Average notional amount of sale contracts	$70,794,574	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$56,389,351

Average principal amount of sale contracts	$99,367,446

Written Swaptions:

Average notional amount	$20,533,326	(b)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$111,274,527

Centrally Cleared Inflation Swaps:

Average notional amount	$24,900,000	(c)

Credit Default Swaps:

Average notional amount of buy contracts	$22,586,615

Average notional amount of sale contracts	$18,224,846

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$13,844,376	(d)

Average notional amount of sale contracts	$13,844,376	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for one month during the year.

(d)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2021. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,361,741	$(596,158)	$(765,583)	$0	$0

Deutsche Bank AG	4,420	(4,420)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	103,825	(103,825)	0	0	0

JPMorgan Securities, LLC	50,918	(50,918)	0	0	0

Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	122,498	(122,498)	0	0	0

Societe Generale	158,743	0	0	0	158,743

State Street Bank & Trust Co.	271	0	0	0	271

Total	$1,802,416	$(877,819)	$(765,583)	$0	$159,014	^

2021 Annual Report	43

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$133,249	$0	$0	$0	$133,249

Citibank, NA/Citigroup Global Markets, Inc.	596,158	(596,158)	0	0	0

Credit Suisse International	849,160	0	0	(846,107)	3,053

Deutsche Bank AG	12,780	(4,420)	0	0	8,360

Goldman Sachs Bank USA/Goldman Sachs International	1,276,869	(103,825)	0	(985,308)	187,736

JPMorgan Securities, LLC	512,620	(50,918)	0	(461,702)	0

Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	445,596	(122,498)	0	(323,098)	0

Total	$3,826,432	$(877,819)	$0	$(2,616,215)	$332,398	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash

44	Sanford C. Bernstein Fund II, Inc.

proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2021, the Portfolio earned drop income of $746,324 which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

	2021	2020
Distributions paid from:

Ordinary income	$23,987,974	$25,414,556

Net long-term capital gains	8,352,039	1,332,771

Total taxable distributions paid	$32,340,013	$26,747,327

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,689,173
Undistributed capital gains	11,134,244
Other losses	(724,883	)(a)
Unrealized appreciation/(depreciation)	14,670,518	(b)

Total accumulated earnings/(deficit)	$27,769,052	(c)

(a)	As of September 30, 2021, the cumulative deferred loss on straddles was $724,883.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or

2021 Annual Report	45

Notes to Financial Statements (continued)

fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest

46	Sanford C. Bernstein Fund II, Inc.

rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Recently, certain governments and central banks have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. This and other government intervention into the economy and financial markets may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. The reversal of these policies, or their ineffectiveness, as well as further governmental or central bank actions could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

2021 Annual Report	47

Notes to Financial Statements (continued)

On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Adviser cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

LIBOR Transition and Associated Risk—A Portfolio may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize

48	Sanford C. Bernstein Fund II, Inc.

LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolio, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2021 and September 30, 2020, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20
Shares sold	16,874,217	10,592,619	$263,341,628	$166,228,664

Shares issued to shareholders on reinvestment of dividends and distributions	1,871,569	1,539,092	29,479,217	23,911,378

Shares redeemed	(9,590,115)	(13,042,653)	(149,417,820)	(199,977,481)

Net increase (decrease)	9,155,671	(910,942)	$143,403,025	$(9,837,439)

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2021.

NOTE 8.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

2021 Annual Report	49

Notes to Financial Statements (continued)

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

50	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”) (the only series constituting Sanford C. Bernstein Fund II, Inc. (the “Fund”)), including the schedule of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (the only series constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 24, 2021

2021 Annual Report	51

2021 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2021. For foreign shareholders, 76.37% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Portfolio designates $8,352,039 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2022.

52	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

Jorge A. Bermudez*

Director

Michael J. Downey*

Director

Onur Erzan

Chief Executive Officer

Nancy P. Jacklin*

Director

Jeanette W. Loeb*

Director

Carol C. McMullen*

Director

Garry L. Moody*

Director

Earl D. Weiner*

Director

OFFICERS

Michael Canter**

Vice President

Janaki Rao**

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Stephen M. Woetzel

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Manhattan West

New York, NY 10001

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

DISTRIBUTOR

Sanford C. Bernstein & Co, LLC

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.
**	The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed-Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2021 Annual Report	53

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
INTERESTED DIRECTOR
Onur Erzan,+ 45 1345 Avenue of the Americas New York, NY 10105 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and Head of the Global Client Group overseeing AB’s institutional and retail businesses, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. Prior to joining the firm in January 2021, he spent 20 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.	74	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 80 (2005)	Private Investor since prior to 2016. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He was Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	74	None

54	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Jorge A. Bermudez,† 70 (2020)	Private Investor since prior to 2016. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	74	Moody’s Corporation since April 2011

Michael J. Downey,† 77 (2005)	Private Investor since prior to 2016. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2016 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	74	None

2021 Annual Report	55

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Nancy P. Jacklin,† 73 (2006)	Private Investor since prior to 2016. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	74	None

Jeanette W. Loeb,† 69 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	74	Apollo Investment Corp. (business development company) since August 2011

56	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Carol C. McMullen,† 66 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	74	None

2021 Annual Report	57

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five (5) Years and Other Information***	Portfolios in AB Fund Complex Overseen By Director	Other Public Company Directorships Currently Held By Director
Garry L. Moody,† 69 (2008)	Private Investor since prior to 2016. Formerly, Partner Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.	74	None

Earl D. Weiner,† 82 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	72	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+ Mr. Erzan is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

58	Sanford C. Bernstein Fund II, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Onur Erzan 45	President and Chief Executive Officer	See biography above.

Michael Canter 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016. He is also the Director of Securitized Assets and U.S. Multi-Sector Fixed-Income.

Janaki Rao 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2016.

Emilie D. Wrapp 65	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2016.

Michael B. Reyes 45	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2016.

Joseph J. Mantineo 62	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2016.

Stephen M. Woetzel 50	Controller	Senior Vice President of ABIS†, with which he has been associated since prior to 2016.

Vincent S. Noto 56	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser†, since prior to 2016.

* The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

2021 Annual Report	59

Operation and Effectiveness of the Portfolio’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolio to designate an Administrator of the Portfolio’s Liquidity Risk Management Program. The Administrator of the Portfolio’s LRMP is AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolio’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolio will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolio classify the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolio’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolio participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolio are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolio’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolio’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Portfolio, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Portfolio or its ability to timely meet redemptions during the Program Reporting Period.

60	Sanford C. Bernstein Fund II, Inc.

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held by video conference on November 3-5, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

2021 Annual Report	61

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the

62	Sanford C. Bernstein Fund II, Inc.

Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2021 Annual Report	63

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-2038-0921

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2020	$92,510	$—	$20,397
	2021	$92,510	$—	$30,110

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2020	$1,030,104	$20,397
			$—
			$(20,397)
	2021	$1,105,250	$30,110
			$—
			$(30,110)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 29, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 29, 2021